                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 12, 1998



                            MICRO THERAPEUTICS, INC.
             (Exact name of Registrant as specified in its charter)




         Delaware                   000-06253                    33-0569235
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No)



             1062 Calle Negocio, #F, San Clemente, California 92673
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (949) 361-0616


                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   Page 1 of 3

                             Exhibit Index on Page 3

ITEM 5.  OTHER EVENTS

         On August 12, 1998, Micro Therapeutics, Inc. (the "Company") entered into a 5% Convertible Subordinated Note Agreement (the "Note Agreement") pursuant to which the Company issued such convertible subordinated promissory note in the aggregate principal amount of $5,000,000 due July 31, 2002 to Abbott Laboratories, an Illinois corporation ("Abbott"). The Note Agreement provides for an additional $5,000,000 convertible subordinated promissory note to be issued at the Company's sole discretion.

         Concurrently therewith, the Company entered into a Distribution Agreement with Abbott, which provides for U.S. and Canadian distribution of the Company's existing and future peripheral vascular blood clot therapy line. The Distribution Agreement has a ten-year term.

ITEM 7.  EXHIBITS

EXHIBIT NO.                DESCRIPTION
-----------                -----------
10.1             Convertible Subordinated Note Agreement dated August 12, 1998 between the Company and Abbott
10.2             5% Convertible Note dated August 19, 1998 between the Company and Abbott
10.3             Distribution Agreement dated August 12, 1998 between the Company and Abbott
10.4             Credit Agreement dated August 12, 1998 between the Company and Abbott
10.5             Security Agreement dated August 12, 1998 between the Company and Abbott



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MICRO THERAPEUTICS, INC.



Date:  September 1, 1998                By: /s/ HAROLD A. HURWITZ
                                            ------------------------------------
                                            Harold A. Hurwitz, Chief Financial
                                              Officer

                                  EXHIBIT INDEX


                                                                                                         SEQUENTIAL
EXHIBIT NO.       DESCRIPTION                                                                             PAGE NO.
-----------       -----------                                                                             --------
10.1             * Convertible  Subordinated  Note Agreement  dated August 12, 1998 between the Company       4
                 and Abbott
10.2             5% Convertible Note dated August 19, 1998 between the Company and Abbott                    45
10.3             *  Distribution Agreement dated August 12, 1998 between the Company and Abbott              48
10.4             *  Credit Agreement dated August 12, 1998 between the Company and Abbott                    82
10.5             Security Agreement dated August 12, 1998 between the Company and Abbott                    107

* Portions of this Exhibit are omitted and were filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act of 1933.